                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant:                        [X]

Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Materials Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        DALLAS SEMICONDUCTOR CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        DALLAS SEMICONDUCTOR CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

      4)   Proposed maximum aggregate value of transaction:

(1) Set forth amount on which the filing is calculated and state how it was determined.

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:

                       [DALLAS SEMICONDUCTOR LETTERHEAD]


                                 March 17, 2000



To the Stockholders:


         I am pleased to invite you to attend the Annual Meeting of the stockholders of Dallas Semiconductor Corporation to be held on Tuesday, April 25, 2000, commencing at 8:30 a.m. at the offices of the Company located at 4401 South Beltwood Parkway, Dallas, Texas 75244.

         I am delighted that you have chosen to invest in Dallas Semiconductor. I hope that, whether or not you plan to attend the Annual Meeting, you will complete, sign and return the enclosed Proxy as soon as possible in the envelope provided. Your vote is important to us. Returning the signed proxy card will ensure your representation at the Annual Meeting if you do not attend in person.


                                           Sincerely,

                                           /s/ C. V. Prothro

                                           C. V. Prothro
                                           Chairman of the Board, President
                                           and Chief Executive Officer

                        DALLAS SEMICONDUCTOR CORPORATION

                           4401 SOUTH BELTWOOD PARKWAY
                            DALLAS, TEXAS 75244-3292
                                 (972) 371-4000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME:                8:30 a.m. on Tuesday, April 25, 2000

PLACE:               Offices of Dallas Semiconductor Corporation
                     4401 South Beltwood Parkway
                     Dallas, Texas  75244

ITEMS OF BUSINESS:   (1) To elect directors;

                     (2) To approve the Company's Employee Stock Purchase Plan;

                     (3) To approve the Company's 1993 Officer and Director
                         Stock Option Plan, as amended; and

                     (4) To consider such other business as may properly come
                         before the meeting.

RECORD DATE:         You are entitled to vote if you were a stockholder at the
                     close of business on Thursday, March 9, 2000. The list of stockholders entitled to vote will be available for inspection by any stockholder at the Company's offices, 4401 South Beltwood Parkway, Dallas, Texas, for ten days prior to the meeting.

VOTING BY PROXY:     If you do not expect to attend the Annual Meeting in
                     person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the meeting in accordance with your instructions.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Marla K. Suggs, Secretary

This proxy statement and accompanying proxy card are being distributed on or about March 17, 2000.

                        DALLAS SEMICONDUCTOR CORPORATION
                           4401 SOUTH BELTWOOD PARKWAY
                            DALLAS, TEXAS 75244-3292
                                 (972) 371-4000


                                 PROXY STATEMENT


         PURPOSE OF PROXY MATERIALS. The Board of Directors (sometimes referred to as the "Board") of Dallas Semiconductor Corporation (the "Company" or "Dallas Semiconductor") is providing these proxy materials to you in connection with the Company's Annual Meeting of Stockholders, which will take place on April 25, 2000. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

         INFORMATION INCLUDED. The information included in this Proxy Statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly-paid executive officers, and certain other required information. Our Annual Report on Form 10-K and our Annual Report to Stockholders covering the fiscal year ended January 2, 2000, are also enclosed.

         PROPOSALS TO BE VOTED ON AND VOTING RECOMMENDATION. There are three proposals scheduled to be voted on at the meeting: (1) the election of directors; (2) approval of the Company's Employee Stock Purchase Plan; and (3) approval of the Company's 1993 Officer and Director Stock Option Plan, as amended. Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" Proposals No. 2 and No. 3.

         SHARES ELIGIBLE TO BE VOTED. All shares owned by you as of March 9, 2000, the Record Date, may be voted by you. These shares include those (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Most Dallas Semiconductor stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

                  STOCKHOLDER OF RECORD. If your shares are registered directly in your name with the Company's Transfer Agent, ChaseMellon Shareholder Services, LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Dallas Semiconductor. As the stockholder of record, you have the right to grant your voting proxy directly to Dallas Semiconductor or to vote in person at the meeting. We have enclosed a proxy card for you to use.

         VOTING YOUR SHARES IN PERSON. Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

                  BENEFICIAL OWNER. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote. You are also invited to attend the meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

         RECEIPT OF ADDITIONAL PROXY OR VOTING INSTRUCTION CARDS. If you receive more than one proxy or voting instruction card, it means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

         VOTING YOUR SHARES WITHOUT ATTENDING THE MEETING. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign either the proxy card or the voting instruction card but do not provide instructions, your shares will be voted in accordance with the recommendations of the Board.

         CHANGING YOUR VOTE. You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. A proxy may be revoked at any time before it is voted by giving written notice to Dallas Semiconductor's Corporate Secretary prior to the vote at the Annual Meeting or by execution of a subsequent proxy and giving such proxy to Dallas Semiconductor's Corporate Secretary prior to the vote at the Annual Meeting. For shares held beneficially by you, you may change your proxy instructions by submitting new instructions to your broker or nominee, provided that such change in instructions is received by your broker or nominee in sufficient time to permit your broker or nominee to execute a subsequent proxy and give it to Dallas Semiconductor's Corporate Secretary prior to the vote at the Annual Meeting.


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         CASTING OF VOTES. In the election of directors, you may vote "FOR" all of the nominees, or your vote may be "WITHHELD" with respect to one or more of the nominees. For Proposals No. 2 and No. 3, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

         VOTING REQUIREMENTS TO APPROVE PROPOSALS. In order to be elected a director, a nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. The six persons receiving the highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes as described in "QUORUM REQUIREMENT FOR MEETING" on page 28. In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

         VOTING RESULTS. We will announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2000.

         TWO-FOR-ONE STOCK SPLIT. Unless otherwise specified, the number of shares of Dallas Semiconductor Common Stock (i) beneficially owned, (ii) underlying stock options, and (iii) reserved for issuance under Dallas Semiconductor's Employee Stock Purchase Plan and 1993 Officer and Director Stock Option Plan, as well as (iv) the exercise price per share of stock options, set forth in this Proxy Statement have been adjusted to reflect the two-for-one split of the Company's Common Stock in the form of a 100% stock dividend, declared by the Board on January 25, 2000, and distributed on February 28, 2000, to stockholders of record on February 7, 2000.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         There are six nominees for election to our Board this year. Adm. E. R. Zumwalt, Jr., who served as a director of Dallas Semiconductor since August 2, 1993, died on January 2, 2000. All of the nominees have served as directors since the last annual meeting of stockholders. Information regarding the business experience of each nominee during the last five years is provided below. All directors are elected annually to serve until the next annual meeting of stockholders, or until their respective successors are elected. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.




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


         THE BOARD RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES:



C. V. PROTHRO       Mr. Prothro, age 57, is Chairman of the Board, President and
                    Chief Executive Officer of Dallas Semiconductor. Mr. Prothro has served as Chairman since the Company's organization in 1984 and has served as Chief Executive Officer and President since 1989. During the past five years, Mr. Prothro has also served as General Partner of Southwest Enterprise
                    Associates, L.P., a venture capital fund.


CHAO C. MAI         Mr. Mai, age 64, has been Senior Vice President of the
                    Company since 1993 and has served as a director since 1985.


MICHAEL L. BOLAN    Mr. Bolan, age 53, has served as the Company's Vice
                    President of Marketing and Product Development since 1985.
                    He has been a director since 1989.


RICHARD L. KING     Mr. King, age 61, has been a director of the Company since
                    1984. He served as General Partner of KBA Partners L.P., a venture capital fund, during the period 1987 - 1997. Since
                    1998, Mr. King has been a General Partner in Brockleby
                    Venture Partners, a venture capital firm.


M. D. SAMPELS       Mr. Sampels, age 67, is a shareholder in the law firm of
                    Jenkens & Gilchrist, a Professional Corporation. Mr. Sampels has served as a director of the Company since 1985.


CARMELO J. SANTORO  Mr. Santoro, age 58, has been a director of the Company since 1985. From 1994 to 1996, he served as Chairman and Chief Executive Officer of Platinum Software Corporation. Mr. Santoro also serves as a director of S-3, Inc., a semiconductor company. Currently, he is also a consultant with Santoro Technology Associates.

                                 PROPOSAL NO. 2

                APPROVAL OF THE DALLAS SEMICONDUCTOR CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

         On September 21, 1999, the Board adopted the Dallas Semiconductor Corporation Employee Stock Purchase Plan (the "ESPP"), effective October 1, 1999, and reserved 400,000 shares for issuance under the ESPP, subject to stockholder approval within 12 months of Board approval.

         At the Annual Meeting, Dallas Semiconductor stockholders are being asked to approve the ESPP and the Board's reservation of shares under the ESPP for the purpose of qualifying such shares for special tax treatment under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

         The Company has filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the shares of Common Stock reserved for issuance under the ESPP, subject to approval of the ESPP by the stockholders.

         OUR BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE DALLAS SEMICONDUCTOR CORPORATION EMPLOYEE STOCK PURCHASE PLAN.

VOTE REQUIRED

         Approval of the ESPP requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the meeting.

SUMMARY OF THE ESPP

         General. The purpose of the ESPP is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions and, therefore, to have an additional incentive to contribute to the prosperity of Dallas Semiconductor. Unless otherwise defined, all capitalized terms used herein have the meaning set forth in the ESPP, the full text of which is attached as Appendix A to this Proxy Statement.

         Administration. The ESPP is administered by the Compensation Committee (the "Committee") of the Board. The Committee has all powers with respect to the ESPP, except for amending or terminating the ESPP.

         Eligibility. Any employee of Dallas Semiconductor or any subsidiary that has adopted the ESPP who is customarily employed for at least 20 hours per week and more than five months in a calendar year on a Grant Date (i.e., the first day of an Offering

Period) is generally eligible to participate in the ESPP during the Offering Period beginning on such Grant Date, subject to the limitations imposed by
Section 423(b) of the Code. However, no Employee is eligible to participate in the ESPP if, immediately after the Grant Date, such Employee would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, and no Employee's rights to purchase Dallas Semiconductor Common Stock pursuant to the ESPP may accrue at a rate that exceeds $25,000 per calendar year. Eligible Employees become Participants in the ESPP by filing with Dallas Semiconductor an Enrollment Agreement authorizing payroll deductions on a date set by the Committee prior to the applicable Grant Date. As of November 1, 1999, approximately 1,502 Dallas Semiconductor employees, including four executive officers, were eligible to participate in the ESPP. The four executive officers who were eligible to participate in the ESPP as of November 1, 1999, were Messrs. Chao C. Mai, Michael L. Bolan, Alan P. Hale and Jack von Gillern.

         Participation in an Offering. The ESPP is implemented by Offering Periods lasting for six months each. The first six-month Offering Period commenced on November 1, 1999, and will end on April 30, 2000. Until changed by the Committee, in its sole and absolute discretion, a new Offering Period will begin on each May 1 and November 1 of a calendar year and end on the end of such six-month period. To participate in the ESPP, each Eligible Employee must authorize payroll deductions pursuant to the ESPP. Such payroll deductions may not exceed, for any Offering Period, 20% of a Participant's Compensation nor may the total amount of payroll deductions exceed $21,250 per calendar year. On the Grant Date of each Offering Period during the term of the ESPP, each Participant in such Offering Period will be granted an option to purchase up to a number of whole shares of Dallas Semiconductor Common Stock ("Shares") determined by dividing the percentage of such Participant's Compensation specified in the Participant's applicable Enrollment Agreement by the Exercise Price, reduced, if necessary, to a number of Shares which would not exceed the limitations described in the ESPP.

         Purchase Price; Shares Purchased. The "Exercise Price" per Share offered in a given Offering Period shall be determined by the Committee but shall not be less than the lower of: (i) eighty-five percent (85%) of the fair market value of a Share on the Grant Date, or (ii) eighty-five percent (85%) of the fair market value of a Share on the last day of the Offering Period (the "Exercise Date"). The closing price per share of Dallas Semiconductor Common Stock on the New York Stock Exchange on March 9, 2000, was $44.69. The Participant's option for the purchase of Shares will be exercised automatically on the Exercise Date of each Offering Period, and the maximum number of Shares subject to such option will be purchased for such Participant at the applicable Exercise Price with the payroll deductions accumulated in his or her Payroll Deduction Account, unless prior to such Exercise Date the Participant has withdrawn from the Offering Period.



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
         Withdrawal. A Participant may withdraw all, but not less than all, of the payroll deductions credited to his or her Payroll Deduction Account and not yet used toward the exercise of his or her option under the ESPP at any time by giving a minimum of five business days' written notice to the Committee. All of the Participant's payroll deductions credited to his or her Payroll Deduction Account that have not yet been used to purchase Shares will be paid to such Participant as soon as practicable after receipt of his or her notice of withdrawal. No interest will be owed or paid on amounts so withdrawn. A withdrawal of a Participant's Payroll Deduction Account shall terminate the Participant's participation for the Offering Period in which the withdrawal occurs. No further payroll deductions for the purchase of Shares will be made during the Offering Period. A Participant's withdrawal from one Offering Period will result in the ineligibility of the Participant to again participate in that Offering Period but will not have any effect upon his or her eligibility to participate in any subsequent Offering Period or any similar plan which may hereafter be adopted by the Company.

         Termination of Employment. Upon termination of the Participant's employment for any reason, he or she will be deemed to have elected to withdraw from the ESPP, the payroll deductions credited to his or her Payroll Deduction Account will be returned to such Participant and his or her option will be canceled.

         Adjustments Upon Changes in Capitalization, Merger or Sale of Assets. If an option under the ESPP is exercised subsequent to any stock split, spinoff, recapitalization, reorganization, reclassification, merger, consolidation, exchange of Shares, or the like occurring after such option was granted, as a result of which shares of any class of stock are issued in respect of the outstanding Shares, or Shares are changed into a different number of the same or another class or classes, the number of Shares to which such option shall be applicable and the Exercise Price for such Shares will be appropriately adjusted by the Company. Any such adjustment, however, in the Shares will be made without change in the total price applicable to the portion of the Shares purchased hereunder which has not been fully paid for, but with a corresponding adjustment, if appropriate, in the Exercise Price for the Shares.

         In the event of the proposed dissolution or liquidation of the Company or upon a proposed reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a proposed sale of substantially all of the property or stock of the Company to another corporation, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and the holder of each option then outstanding under the ESPP will thereafter be entitled to receive, upon the exercise of such option, as nearly as reasonably may be determined, the cash, securities, and/or property which a holder of one Share was entitled to receive upon and at the time of such transaction for each Share to which such option shall be exercised.

         Amendment and Termination of the ESPP. The Board may at any time and for any reason terminate or amend the ESPP. Except as specifically provided in the ESPP, no such termination may affect options previously granted. Except as specifically provided in the ESPP or as required to obtain a favorable ruling from the Internal Revenue Service or to comply with tax or securities law, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant.

         Term of ESPP. Subject to approval by the Company's stockholders, the ESPP became effective upon its adoption by the Board and will continue in effect for a term of 10 years unless sooner terminated by the Board.

         New Plan Benefits. Because benefits under the ESPP will depend on Employees' elections to participate and the fair market value of Dallas Semiconductor Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the ESPP is approved by the stockholders. Non-employee directors are not eligible to participate in the ESPP.

FEDERAL INCOME TAX CONSEQUENCES

         If Dallas Semiconductor's stockholders approve this proposal, the ESPP, and the right of Participants to make purchases thereunder, should qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a Participant until the Shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the Shares, the Participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the Shares are sold or otherwise disposed of more than two years from the first day of the applicable Offering Period and more than one year from the date of transfer of the Shares to the Participant, then the Participant generally will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the Shares at the time of such sale or disposition over the Exercise Price, or (ii) an amount equal to 15% of the fair market value of the shares as of the Grant Date. Any additional gain should be treated as long-term capital gain. If the Shares are sold or otherwise disposed of before the expiration of the required holding period, the Participant will recognize ordinary income generally measured as the excess of the fair market value of the Shares on the date the Shares were purchased over the Exercise Price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the actual holding period for the Shares. Dallas Semiconductor is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a Participant except to the extent ordinary income is recognized by Participants upon a sale or disposition of Shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to Dallas Semiconductor.

         THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND DALLAS SEMICONDUCTOR WITH RESPECT TO THE SHARES PURCHASED UNDER THE ESPP. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES ARISING IN THE CONTEXT OF A PARTICIPANT'S DEATH OR THE INCOME TAX

LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH
THE PARTICIPANT'S INCOME OR GAIN MAY BE TAXABLE.

INCORPORATION BY REFERENCE

         The foregoing is only a summary of the ESPP and is qualified in its entirety by reference to its full text, a copy of which is attached to this Proxy Statement as Appendix A.


                                 PROPOSAL NO. 3


                APPROVAL OF THE DALLAS SEMICONDUCTOR CORPORATION
             1993 OFFICER AND DIRECTOR STOCK OPTION PLAN, AS AMENDED

         In July 1993, subject to stockholder approval which was obtained in April 1994, the Board of Directors adopted the Dallas Semiconductor Corporation 1993 Officer and Director Stock Option Plan (the "1993 Plan"). On January 25, 2000, subject to stockholder approval, the Board amended the 1993 Plan, among other things, to increase the number of shares of Common Stock available for issuance under the 1993 Plan by 2,000,000 shares.

         The amendments will provide the Company with the ability to continue the purpose of the 1993 Plan by providing additional incentives to attract and retain qualified and competent officers, directors and key employees, upon whose judgment the success of the Company is largely dependent.

         The Company intends to file a registration statement under the Securities Act covering the additional shares of Common Stock reserved for issuance under the 1993 Plan, subject to approval by the stockholders of the 1993 Plan, as amended. On March 9, 2000, the closing price per share of Dallas Semiconductor Common Stock on the New York Stock Exchange was $44.69.

         OUR BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE DALLAS SEMICONDUCTOR CORPORATION 1993 OFFICER AND DIRECTOR STOCK OPTION PLAN, AS AMENDED.

VOTE REQUIRED

         Approval of the 1993 Plan, as amended, requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the meeting.

SUMMARY OF THE 1993 PLAN, AS AMENDED

         Eligibility. The 1993 Plan, as amended, provides for the grant of non-qualified stock options to officers, directors and certain employees of the Company designated by the Board whose responsibilities are functionally equivalent to those of the Company's officers. Between the date of adoption of the 1993 Plan and March 9, 2000, options covering an aggregate of 8,309,000 shares (net of canceled options) were granted under the 1993 Plan to a total of 29 persons, of which options covering 5,630,274 shares of Common Stock are outstanding.

         Shares of Common Stock Subject to the 1993 Plan. On January 25, 2000, the Board amended the 1993 Plan to increase the number of shares reserved for issuance by an additional 2,000,000 shares, subject to stockholder approval. On such date, the number of shares remaining available for the grant of options under the 1993 Plan, as amended, was 2,072,892, including such 2,000,000 additional shares. The Board did not amend the automatic share increase provision of the 1993 Plan; thus, the number of shares reserved for issuance upon the exercise of options thereunder will increase on and as of January 1 of each calendar year, beginning January 1, 2001, by a number of shares equal to one percent (1%) of the number of shares of Common Stock outstanding on December 31 of the preceding year. Options that expire or are canceled prior to exercise may be regranted. During any three-year period, options may not be granted under the 1993 Plan to any officer of the Company for an aggregate number of shares of Common Stock in excess of 2,500,000 shares, in the case of the Company's chief executive officer, and 1,000,000 shares, in the case of any other officer.

         Administration and Determination of Option Grants. The 1993 Plan provides that, subject to the provisions thereof, the Board or the Compensation Committee (the "Committee") of the Board administers and interprets the 1993 Plan, determines the persons to whom options will be granted, the date of grant, the number of shares subject to each option, the option exercise price, vesting requirements, the duration and the other terms and conditions of options granted under the 1993 Plan. Because future option grants under the 1993 Plan, as amended, are in the discretion of the Board or the Committee, it is not possible at this time to specify the option grants to any persons in the future, including executive officers and non-employee directors, with respect to the additional 2,000,000 shares reserved under the 1993 Plan, as amended. Among other things, the amendments to the 1993 Plan also eliminated certain provisions relating to the composition of the committee that may administer the 1993 Plan and limitations on benefits that may be received by members of such committee that had been originally included in the 1993 Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are no longer required by Rule 16b-3. The amendments also eliminated the automatic grant of options covering 200,000 shares of Common Stock to non-employee directors upon first election to the Board.

          Exercise Price; Term. Pursuant to the 1993 Plan, the exercise price of options may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. No option may be granted for a term in excess of ten years.

         Exercise of Options. Unless otherwise specified by the Board or the Committee in its discretion, options granted under the 1993 Plan may be exercised immediately for the full number of shares purchasable thereunder. Options granted to date under the 1993 Plan vest over a four-year period, subject to the power of the Board or the Committee to accelerate vesting at any time.

         Payment of Exercise Price. The exercise price is payable on exercise of the option and may be paid in cash, by check, by delivery of previously owned Common Stock of Dallas Semiconductor having a fair market value on the date of exercise equal to the exercise price, or any combination thereof.

         Tax Offset Bonus. The 1993 Plan permits the inclusion, in the discretion of the Board or the Committee, of rights in any option to receive a bonus from the Company up to an amount equal to the maximum amount of federal income taxes to which the optionee may be subject upon exercise of an option. This right is subject to termination and limitation by the Board or the Committee at any time in its discretion. The 1993 Plan also permits the Company, in the discretion of the Board or the Committee, to loan optionees an amount equal to the exercise price of the option less the par value of the shares to be purchased. The terms of such loans are left largely to the discretion of the Committee or the Board.

         Adjustments. The number of shares reserved for issuance under the 1993 Plan, the number of shares covered by outstanding options and the option price are subject to adjustment by the Board or Committee to reflect any stock dividend, stock split, reverse stock split, share combination, reorganization, recapitalization or the like of or by the Company. As noted above, the number of shares of the Company's Common Stock granted and reserved for issuance under the 1993 Plan, as amended, and the exercise price per share of stock options granted under the 1993 Plan, as amended, have been adjusted to reflect the two-for-one split of the Company's Common Stock in the form of a 100% stock dividend, declared by the Board on January 25, 2000, and distributed on February 28, 2000, to stockholders of record on February 7, 2000.

         Amendment and Termination. The Board or the Committee may amend or terminate the 1993 Plan. Stockholder approval is required for any amendment (except for adjustments expressly permitted under the 1993 Plan) increasing the aggregate number of shares issuable under the 1993 Plan, materially amending the eligibility requirements or materially increasing the benefits to participants, to the extent required by applicable law or the requirements of any national stock exchange upon which the Company's Common Stock is listed.

CERTAIN TAX CONSEQUENCES WITH RESPECT TO OPTIONS

         No tax obligation will arise upon the granting of an option under the 1993 Plan for the optionee or the Company. Upon exercise of an option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, at the time of exercise, of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the shares generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company.

INCORPORATION BY REFERENCE

         The foregoing is only a summary of the 1993 Plan, as amended, and is qualified in its entirety by reference to its full text, a copy of which is attached to this Proxy Statement as Appendix B.



                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth information, as of March 9, 2000, concerning:

         * each beneficial owner known to the Company of more than 5% of Dallas Semiconductor's Common Stock;

         * beneficial ownership by all Dallas Semiconductor directors and the Dallas Semiconductor executive officers named in the Summary Executive Compensation Table on page 18; and

         * beneficial ownership by all Dallas Semiconductor directors and executive officers as a group.

         Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. Except for the percentages of certain parties that hold options ("Options") to purchase shares of the Company's Common Stock indicated in the following table, the percentages indicated are based on 59,940,748 shares of Dallas Semiconductor Common Stock issued and outstanding on the Record Date. In the case of parties holding Options, the percentage ownership is calculated on the assumption that the shares of Common Stock underlying such Options are outstanding.

                           BENEFICIAL OWNERSHIP TABLE


                                                      AMOUNT AND NATURE OF                 PERCENT OF
                                                      BENEFICIAL OWNERSHIP                   CLASS
                                                      --------------------                 ----------
FMR Corp.(1)                                              6,044,838 (1)                       10.1%
82 Devonshire Street
Boston, Massachusetts  02109

Capital Research and Management
   Company(2)                                             4,084,600 (2)                        6.8%
333 South Hope Street
Los Angeles, California  90071

J & W Seligman & Co., Incorporated(3)                     3,209,600 (3)                        5.4%
William C. Morris
100 Park Avenue - 8th Floor
New York, New York  10006

-------------

C. V. Prothro, Chairman of the Board,                     4,793,114 (4)(5)                     7.6%
President and Chief Executive Officer

Chao C. Mai, Director and                                 1,384,200 (4)                        2.3%
Senior Vice President

Michael L. Bolan, Director and                            1,265,810 (4)                        2.1%
Vice President - Marketing
and Product Development

Alan P. Hale, Vice President - Finance                      449,950 (4)                        0.7%

Jack R. von Gillern, Vice President - Sales                 216,400 (4)                        0.4%

Richard L. King, Director                                   165,600 (4)                        0.3%

M. D. Sampels, Director                                     122,010 (4)                        0.2%

Carmelo J. Santoro, Director                                109,584 (4)(6)                     0.2%

ALL DIRECTORS AND EXECUTIVE OFFICERS                      8,506,668 (4)(5)(6)                 13.2%
AS A GROUP (8 PERSONS)

-----------------------------------

(1) FMR Corp. ("FMR"), acting through its wholly-owned subsidiary, Fidelity Management & Research Company ("Fidelity"), in its capacity as investment advisor to various investment companies ("Funds"), may be deemed to be the beneficial owner of 5,676,800 shares or 9.5% of the Common Stock. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Common Stock. The ownership of one investment company, Fidelity Low-Priced Stock Fund, having its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109, amounted to 4,000,000 shares or 6.7% of the Common Stock outstanding at December 31, 1999. Edward C. Johnson III, Chairman of FMR, and FMR (through its control of Fidelity) and the Funds each has sole power to dispose of the 5,676,800 shares owned by the Funds. Neither FMR nor Edward C. Johnson III has the sole power to vote or direct the voting of the shares of Common Stock owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of such shares under written guidelines established by the Funds' Boards of Trustees. Fidelity Management Trust Company, 82 Devonshire Street, Boston Massachusetts 02109, a wholly-owned subsidiary of FMR, is the beneficial owner of 368,038 shares or 0.6% of Common Stock as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson III and FMR, through its control of Fidelity Management Trust Company, each has sole dispositive power over, and the sole power to vote or to direct the voting of, such 368,038 shares of Common Stock. FMR's beneficial ownership may also include shares beneficially owned through Strategic Advisers, Inc., a wholly-owned subsidiary of FMR and a registered investment adviser. Members of the Edward C. Johnson III family and trusts established for the benefit thereof may be deemed to form a controlling group with respect to FMR.

(2) Capital Research and Management Company ("Capital"), a registered investment adviser, in its capacity as investment adviser to various investment companies, may be deemed to be the beneficial owner of 4,084,600 shares of Common Stock, as to which Capital has sole dispositive power, but does not have any voting power.

(3) J & W Seligman & Co., Incorporated ("JWS") may be deemed to beneficially own 3,209,600 shares of Common Stock. William C. Morris ("Morris"), as the owner of a majority of the outstanding voting securities of JWS, may be deemed to beneficially own 3,209,600 shares of Common Stock, as to which JWS and Morris share dispositive and voting power.

(4) Includes outstanding Options as follows: C. V. Prothro, 2,729,000; Chao C. Mai, 490,000; Michael L. Bolan, 126,250; Alan P. Hale, 447,500; Jack R. von Gillern, 215,400; Richard L. King, 145,400; M.D. Sampels, 120,000; Carmelo
     J. Santoro, 106,250; all Directors and Executive Officers as a Group, 4,379,800.

(5) Mr. Prothro expressly disclaims beneficial ownership with respect to an aggregate of 83,932 shares held for the benefit of his adult children.

(6) Includes 2,334 shares owned by Carmelo J. Santoro and Nancy J. Santoro, Trustees for the Santoro Family Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our directors, officers and persons who beneficially own more than 10% of our Common Stock to file with the Securities and Exchange Commission, the New York Stock Exchange and the Company reports regarding their ownership and changes in ownership of our stock. Dallas Semiconductor believes that during fiscal year 1999, its officers, directors and 10% stockholders complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon a review of copies of such forms received by the Company and the written representations of its directors and officers.

                        BOARD STRUCTURE AND COMPENSATION

         Our Board has six directors and the following three committees: (1) Audit, (2) Compensation and (3) Executive. The membership during fiscal 1999 and the function of each committee are described below. During fiscal 1999, the Board held nine meetings, and each director attended at least 75% of all Board and applicable committee meetings. All directors served on the Board for the entire fiscal 1999.

--------------------------------------------------------------------------------
NAME OF DIRECTOR                AUDIT          COMPENSATION          EXECUTIVE
----------------                -----          ------------          ---------
NON-EMPLOYEE DIRECTORS: (1)
--------------------------------------------------------------------------------
Richard L. King                 X              X
--------------------------------------------------------------------------------
M. D. Sampels                   X*             X                     X
--------------------------------------------------------------------------------
Carmelo J. Santoro(2)           X              X*                    X
--------------------------------------------------------------------------------
EMPLOYEE DIRECTORS:
--------------------------------------------------------------------------------
C. V. Prothro                                                        X
--------------------------------------------------------------------------------
Chao C. Mai
--------------------------------------------------------------------------------
Michael L. Bolan
--------------------------------------------------------------------------------
NUMBER OF MEETINGS IN           2              5                     0
   FISCAL 1999
--------------------------------------------------------------------------------

(1) Adm. E. R. Zumwalt, Jr. served as a Director of the Company from August 2, 1993, until his death on January 2, 2000. Adm. Zumwalt served on the Audit Committee during all of fiscal 1999 and was a member of the Compensation Committee until September 21, 1999.

(2) Mr. Santoro was appointed to the Audit Committee effective January 12, 2000, to fill the vacancy created by the death of Adm. Zumwalt.

X = Committee member; * = Chair

AUDIT COMMITTEE

         The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and selects the Company's independent auditors. In discharging its duties, the committee, among other things:

          * reviews and approves the scope of the annual audit and the independent accountants' fees;

          * meets independently with our internal accounting staff, our independent accountants and our senior management; and

          * reviews the general scope of our accounting, financial reporting, annual audit, internal audit program and matters relating to internal control systems, as well as the results of the annual audit.

         Ernst & Young LLP served as the Company's independent public accountant during the Company's 1999 fiscal year. Representatives of Ernst & Young are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement. An independent accountant to audit Dallas Semiconductor's consolidated financial statements for the 2000 fiscal year has not yet been selected. The Audit Committee will select an independent auditor before the Annual Meeting of Stockholders.


COMPENSATION COMMITTEE

         The Compensation Committee is responsible for establishing the level of compensation of the executive officers of the Company and administering the Company's Executive Bonus Plan, Executive Deferred Compensation Plan, Profit Sharing Plan, Employee Stock Purchase Plan, and together with the Board, the 1987 Stock Option Plan and 1993 Officer and Director Stock Option Plan. A Subcommittee of the Compensation Committee, comprised of Messrs. Santoro and King, is responsible for the establishment of the performance targets under the Executive Bonus Plan and certification of the attainment or non-attainment of those targets to the Compensation Committee.

EXECUTIVE COMMITTEE

         The Executive Committee may meet or take written action when the Board is not otherwise meeting and has the same level of authority as the Board, except that it cannot amend Dallas Semiconductor's By-laws, recommend any action that requires the approval of the stockholders or take any other action not permitted to be delegated to a committee under Delaware law.

                       DIRECTOR COMPENSATION ARRANGEMENTS

         Each of the non-employee directors of the Company served the entire 1999 fiscal year. Each of the non-employee directors receives compensation as a director in the amount of $12,500 per quarter. This fee was increased from $9,750 per quarter effective July 5, 1999, representing the first fee increase since December 1993. Each non-employee director is also compensated in the amount of $1,500 for each Board meeting attended, $1,000 for each committee meeting attended and $1,500 per committee meeting chaired. The Company reimburses non-employee directors for expenses incurred in attending meetings and provides for air travel and expenses of its non-employee directors on Company business. Premiums paid by the Company during 1999 for split-dollar life insurance policies on Messrs. King, Sampels and Santoro totaled $279,405. The cash values under such policies accrue for the benefit of the Company to cover the premium costs, pursuant to a collateral assignment of each policy to the Company. During his service as a director and thereafter for his lifetime, each non-employee director, together with his spouse, is eligible to participate, at no cost to him or his spouse, in the medical care benefits provided under the Company's Executives Retiree Medical Plan adopted by the Board in October 1999.

         Directors who are employed by the Company, Messrs. Prothro, Mai and Bolan, do not receive any compensation for their Board activities.


STOCK OPTIONS

         In 1999, the Company's 1987 Stock Option Plan was amended by the Board, among other things, to delete the provision for an annual automatic grant of 20,000 shares to each of the non-employee directors. In lieu thereof, the Board of Directors granted to Messrs. King, Sampels and Santoro options to purchase 60,000 shares each of the Company's Common Stock pursuant to the Company's 1993 Plan, at an exercise price of $25.2813 per share, which was the fair market value of Dallas Semiconductor's Common Stock on the date of grant, as adjusted to reflect the two-for-one split of the Company's Common Stock effected on February 28, 2000. Such grants included a tax offset bonus, as permitted by the 1993 Plan, with respect to options exercised following a change of control of the Company. The options have a term of 10 years.

                      EXECUTIVE COMPENSATION ARRANGEMENTS


SUMMARY EXECUTIVE COMPENSATION TABLE

         The following summary compensation table sets forth the annual compensation paid or accrued, together with the number of shares covered by options granted, during each of the Company's 1997, 1998 and 1999 fiscal years to C. V. Prothro, the Company's Chief Executive Officer, and the Company's next four most highly-compensated executive officers:


                                                                            Long Term
                                                                           Compensation
                                                Annual              -------------------------------
                                             Compensation                     Awards
                                          ---------------------     -------------------------------
                                                                      Stock
                                                                    Underlying                          All Other
          Name and                        Salary       Bonus         Options           Deferred        Compensation
     Principal Position        Year       ($)(1)       ($)(2)         (#)(3)        Compensation(4)    ($)(5)(6)(7)
     ------------------        ----       -------     ---------     ----------      ---------------    ------------
C.V. Prothro, Chairman         1999       707,500     1,426,564              0                  0         89,752
 of the Board of               1998       642,039             0        540,000                  0         89,582
 Directors, President and      1997       606,600     1,214,201              0            400,000         89,516
 Chief Executive Officer

Chao C. Mai,                   1999       390,000       493,875              0                  0         69,483
  Senior Vice President        1998       353,759             0        270,000                  0         69,257
                               1997       352,800       412,623              0            250,000         69,151

Michael L. Bolan,              1999       260,000       342,250              0                  0         38,791
  Vice President-              1998       235,833             0        135,000                  0         38,747
  Marketing and Product        1997       236,000       308,442              0            180,000         38,734
  Development

Alan P. Hale,                  1999       195,000       237,187         80,000                  0          7,476
  Vice President-              1998       176,945             0         94,500                  0         10,766(8)
  Finance                      1997       168,800       206,039              0            130,000          7,672

Jack von Gillern,              1999       180,000       218,943        100,000                  0          7,200
  Vice President-              1998       120,000        85,092        105,000                  0          7,200
  Sales(9)                     1997       116,000        86,719              0                  0          7,200

FOOTNOTES TO SUMMARY EXECUTIVE COMPENSATION TABLE

(1) Includes amounts deferred at the executive officer's election pursuant to the Company's Section 401(k) Plan.

(2) Includes annual bonuses for the years indicated, as well as amounts accrued and distributable under the Company's Profit Sharing Plan in which all full-time employees of the Company are eligible to participate. The amounts shown for Mr. von Gillern for 1997 and 1998 include incentive payments earned while performing as Director of Sales.

(3) The number of shares underlying options has been adjusted to reflect the two-for-one split of the Company's Common Stock effected on February 28, 2000. To date, the Company has not granted any SARs.

(4) Amounts shown indicate the number of units granted to such officer pursuant to the Company's Executive Deferred Compensation Plan.

(5) Excludes premiums paid by the Company for group term life insurance generally available to all salaried employees of less than $665 for any executive officer for 1998.

(6) Amounts shown for 1999 represent premiums paid by the Company for split-dollar life insurance policies on these executive officers. The cash values under such policies accrue for the benefit of the Company to cover the premium costs, pursuant to a collateral assignment of each policy to the Company.

(7)  Amounts shown for Mr. von Gillern represent his annual car allowance.

(8)  Includes reimbursed non-business travel expense of $3,093.

(9) Mr. von Gillern has served as Vice President - Sales of Dallas Semiconductor since January 26, 1999.


OPTIONS/SAR GRANTS IN LAST FISCAL YEAR(1)

         The following table sets forth, with respect to all options granted to Mr. Prothro and the Company's next four most highly-compensated executive officers, during the Company's 1999 fiscal year: (i) the number of shares covered by such options; (ii) the percent that such options represent of total options granted to all employees of Dallas Semiconductor during the 1999 fiscal year; (iii) the exercise price; (iv) the expiration date; and (v) the present value of the options on the grant date.

                                        Individual Grants
                               ---------------------------------------------
                               Number of
                               Securities       % of Total                                           Grant Date
                               Underlying         Options                                               Value
                                Options         Granted to         Exercise                    ----------------------
                                Granted        Employees in        Price(4)      Expiration         Grant Date
           Name                  (#)(2)       Fiscal Year(3)       ($/Share)        Date       Present Value ($)(5)
                               ---------------------------------------------    -----------    ----------------------
C. V. Prothro                         0             N/A                   N/A             N/A            N/A
                               --------------------------------------------------------------------------------------
Chao C. Mai                           0             N/A                   N/A             N/A            N/A
                               --------------------------------------------------------------------------------------
Michael L. Bolan                      0             N/A                   N/A             N/A            N/A
                               --------------------------------------------------------------------------------------
Alan P. Hale                     46,000            1.6%              $25.2813       July 2009        543,499
                               --------------------------------------------------------------------------------------
Alan P. Hale                     34,000            1.1%              $25.3125       Oct. 2009        402,213
                               --------------------------------------------------------------------------------------
Jack von Gillern                 46,000            1.6%              $25.2813       July 2009        543,499
                               --------------------------------------------------------------------------------------
Jack von Gillern                 54,000            1.8%              $25.3125       Oct. 2009        638,809
                               --------------------------------------------------------------------------------------

FOOTNOTES TO OPTION GRANT TABLE

(1)  To date, the Company has not granted any SARs.

(2) The options granted in 1999 were granted pursuant to the Company's 1993 Plan. The options are exercisable as to 25% of the number of option shares at the end of the first year of the term of the option. Thereafter, the option is exercisable for an additional 6.25% of the aggregate number of shares covered by the option beginning with each calendar quarter during the term of the option, provided that the option becomes immediately exercisable in full upon certain events, including a change of control of the Company.

(3) The Company granted options representing 2,958,470 shares to employees in fiscal 1999.

(4) Fair market value on date of grant, adjusted to reflect the two-for-one split of the Company's Common Stock effected on February 28, 2000.

(5) The Company believes that the value of unvested options is indeterminable by reason of the vagaries of the stock market and other factors and opposes any requirement to place a value on an option grant. However, to comply with Item 402(c) of Regulation S-K promulgated by the Securities and Exchange Commission, the Company used the Black-Scholes model even though it does not believe that this or any other model is indicative of the present value of an option grant. Values for the named executive officers are based on an option term of 6.0 years; a risk-free interest rate of 6%; an annual dividend yield of 0.40%; and volatility of 40%. No adjustment for risk of forfeiture was made.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

         The following table sets forth, for Mr. Prothro and the other four most highly-compensated executive officers of the Company: (i) the number of shares of the Company's Common Stock acquired upon exercise of options during fiscal year 1999; (ii) the net aggregate dollar value realized upon exercise; (iii) the total number of unexercised options held at the end of fiscal year 1999; and
(iv) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 1999. To date, the Company has not issued any SARs.

                                                             Number of                      Value of
                                                         Shares Underlying                 Unexercised
                                                            Unexercised                    In-the-Money
                       Shares                              Options at 1999                Options at 1999
                    Acquired on        Value             Fiscal Year End (#)           Fiscal Year End($)(1)
  Name              Exercise(#)     Realized($)     Exercisable    Unexercisable    Exercisable    Unexercisable
                   -------------   -------------   -------------   -------------   -------------   -------------
C. V. Prothro          1,043,000      21,403,987       2,474,000         505,000      60,519,468      10,567,975

Chao C. Mai              290,000       4,754,537         277,500         252,500       6,356,363       5,283,988

Michael L. Bolan         508,750      10,435,508               0         126,250               0       2,641,994

Alan P. Hale              80,000       1,618,031         299,126         168,374       7,243,437       2,403,413

Jack von Gillern               0               0          40,612         174,788         849,164       2,221,387

(1) Represents the difference between the closing price of the Common Stock on December 31, 1999, of $32.22 per share and the exercise price of such options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT ARRANGEMENTS AND
CHANGE-IN-CONTROL ARRANGEMENTS

         ARRANGEMENTS WITH MESSRS. PROTHRO, MAI, BOLAN AND HALE

         Dallas Semiconductor entered into an agreement, dated May 20, 1999, with each of Messrs. Prothro, Mai, Bolan and Hale providing for certain benefits in the event of a Change in Control (as defined below). The Company entered into these agreements because the Compensation Committee considered it essential to the best interest of Dallas Semiconductor's stockholders that, should the Company receive a proposal from a third party, whether solicited by the Company or unsolicited, concerning a Change in Control, it was imperative that the Company be able to rely upon the continued services of these executive officers without concern that such executive officers might be distracted by the personal uncertainties and risk that the Change in Control proposal might otherwise entail and to ensure the continued availability to the Company of such executive officers in the event of the Change in Control.

         Under the agreements between Dallas Semiconductor and each of Messrs. Prothro, Mai, Bolan and Hale, each executive will be entitled to receive, upon the occurrence of a Change in Control (i) his full base salary through the date immediately preceding a Change in Control at the rate in effect at such time, plus all other amounts to which he is entitled under any benefit or compensation plan of the Company applicable to him, and (ii) a lump sum severance payment equal to 299% of his Annual Compensation (as defined below). The current base salaries of Messrs. Prothro, Mai, Bolan and Hale are $757,025, $417,300, $278,200 and $208,650, respectively.

         Upon a Change in Control, each executive will also become fully vested in all non-stock-based incentives or awards previously made available to him by the Company, payable in a single lump sum. He will also be entitled to be paid an additional lump sum payment equal to the sum of (i) any accrued, unpaid vacation pay and (ii) the amounts payable to him under the terms of any deferred compensation plan determined as if, upon the Change in Control, he were fully vested therein.

         From and after a Change in Control, each executive (for his lifetime) and his spouse (for her lifetime) shall also have the right to continue to participate, at no cost to the executive or his spouse, in all health, dental, disability, accident and life insurance plans or arrangements of the Company in which such executive or his spouse were participating immediately prior the Change in Control as if such executive continued to be an employee of the Company.

         Within ten (10) calendar days of a Change in Control, and on each anniversary date of the Change in Control until Mr. Prothro reaches the age of 85 years, the agreement between Mr. Prothro and the Company provides (i) for the payment to Mr. Prothro of the sum of $280,000 as a retirement benefit; provided that, if Mr. Prothro should die before reaching his 85th birthday, said retirement benefit will be paid to his Beneficiary until the earlier of his or her death or the 85th anniversary of Mr. Prothro's birthday; or (ii) at Mr. Prothro's sole election upon a Change in Control, he may require the Company to pay to him a lump sum of money equal to the actuarial equivalent of the total annual retirement payments provided for.

         Under their respective agreements with the Company, upon a Change in Control, Messrs. Mai and Bolan will receive retirement benefits of $132,000 and $90,000, respectively, such sums also to be payable annually until their respective deaths. Alternatively, at his sole election upon a Change in Control, Messrs. Mai or Bolan may require the Company to pay to him a lump sum of money equal to the actuarial equivalent of the total annual retirement payments provided for. Under his agreement with the Company, Mr. Hale will be entitled to receive a retirement benefit of $65,000, commencing on his 55th birthday and payable annually thereafter until his death.

         Each executive will also be entitled to receive payment of all legal fees and expenses incurred by him as a result of a Change in Control (including all such fees and expenses, if any, incurred in seeking to obtain or enforce any right or benefit provided by the agreement).

         Under the terms of the agreements, the executives are not required to mitigate the amount of any payment provided for in the agreements, nor will the amount of any payment or benefit provided for in the agreements be reduced by any compensation earned by the executive as the result of employment by another employer or by retirement benefits after the Change in Control, or otherwise.

         In the event that any amount paid under the Agreement is determined to be an "excess parachute payment" under section 280G of the Code (or any successor provision), which is subject to the excise tax imposed by section 4999 of the Code (or any successor provision) (the "Excise Tax"), the Company has agreed to pay to Messrs. Prothro, Mai, Bolan and Hale an additional sum (the "Excise Tax Gross Up") in an amount such that the net amount retained by them, after both (i) receiving all other payments under the agreement ("Payment") and the Excise Tax Gross Up, and (ii) paying (y) any Excise Tax on the Payment and
(z) any Federal, state and local income taxes on the Excise Tax Gross Up, equals the amount of the Payment.

         Each of the agreements will terminate on the earlier of (a) the 10th anniversary of the date of the agreement or (b) the date on which the Board designates, provided that a Change in Control shall not have occurred. Prior to the occurrence of a Change in Control, the Board has exclusive authority to unilaterally amend, suspend or terminate each of the agreements, as determined in its sole discretion.

         DEFINITIONS

         For purposes of the agreements, "Annual Compensation" is defined as (i) the sum of the executive's annualized base salary in effect on the date that immediately precedes a Change in Control, plus (ii) the amounts payable under any deferred compensation plan (as if the executive were fully vested therein), plus (iii) a bonus equal to the greater of (a) any bonus paid or payable to the executive for personal services rendered during the Company's fiscal year in which a Change in Control occurs or the highest annual bonus paid to the executive for personal services rendered for any of the four fiscal years of the Company preceding the Company's fiscal year in which a Change in Control occurs.

         A "Change in Control," as defined in the agreements, means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a Change in Control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the execution of the agreements), individuals who at the beginning of such period constitute the Board and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, except that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 15% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (v) the election of any person other than C. V. Prothro as Chief Executive Officer of the Company.

         EXECUTIVES RETIREE MEDICAL PLAN.

         Subsequent to his retirement from the Company, each of the Company's executive officers, together with his spouse, is eligible to participate, for the remainder of his or her lifetime, at no cost to the executive or his spouse, in the medical care benefits provided under the Company's Executives Retiree Medical Plan adopted by the Board in October 1999.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee of the Board of Directors for fiscal year 1999 were Carmelo J. Santoro (Chairman), Richard L. King, M. D. Sampels and Admiral E. R. Zumwalt, Jr., who served until September 21, 1999. Admiral Zumwalt died on January 2, 2000. Messrs. Santoro and King are also members of the Executive Compensation Subcommittee, which is responsible for the establishment of the performance targets for the Company's Executive Bonus Plan and certification of the attainment or non-attainment of those targets to the Compensation Committee.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee is responsible for establishing the level of compensation of the executive officers of the Company, administering the Company's Executive Bonus Plan, Executive Deferred Compensation Plan, Profit Sharing Plan, Employee Stock Purchase Plan and, together with the Board, the 1987 Stock Option Plan and 1993 Officer and Director Stock Option Plan (the "Stock Option Plans").

         The salary review and evaluation are conducted by comparing the performance of various indices of the Company with others in its industry, as well as considering general economic and competitive conditions. Sales growth, profitability and return on stockholders' equity are among a group of indices reviewed. No particular weight is assigned to one index over another. During 1999, none of the Company's executive officers received a salary increase over the base level established for 1998. Effective April 16, 1998, salaries of all the Company's executive officers and other key employees were reduced by 15%. Effective December 16, 1998, the salaries were restored by the Compensation Committee to their 1998 base level. In comparison to the salary levels of the chief executive officers of companies within the Standard and Poor's Electronics (Semiconductor) Index, Mr. Prothro was 3% above average. The salaries of other executives of Dallas Semiconductor were lower than the average of those named in the public documents of such companies.

         Under the Executive Bonus Plan, payments are determined based upon the achievement of certain performance targets, as well as subjective assessments. The performance target established by the Executive Compensation Subcommittee for 1999 was attainment by the Company of net sales of $380 million for the 1999 fiscal year. The maximum multiplier for the purposes of determining bonuses under the Executive Bonus Plan was established by the Executive Compensation Subcommittee at 4.0. The Company exceeded the 1999 performance target, and bonuses for 1999 under the Executive Bonus Plan were awarded to the executive officers and other key employees of the Company based upon multiples, ranging from 0.5 to 2.0, of such employees' 1999 base salary.

         Under the Company's Executive Deferred Compensation Plan, which became effective on December 28, 1997, long-term incentive awards may be made to a select group of key employees. One hundred percent of the deferred compensation is invested in the Common Stock of the Company. Each participant's interest will reflect any gains or losses in the value of such shares on a pro rata basis. No awards under this Plan were made in 1999. The Executive Deferred Compensation Plan was amended in 1999 to provide for distribution in Common Stock of the Company in lieu of cash.

         Under the Company's Profit Sharing Plan, quarterly bonuses may be awarded to all full-time employees of the Company, including the executive officers. Under this Plan, these profit sharing awards are allocated so that each eligible employee may receive an award equal to a fixed number of hours of his or her base salary. The profit sharing awards are included in the Bonus column in the Summary Executive Compensation Table.

         The executive officers have also been granted stock options from time to time under the Company's Stock Option Plans. The timing of such grants and the size of the overall option pools and their allocations are determined by the Board or the Compensation Committee based upon market conditions, as well as corporate and individual performance. Emphasis is placed on the long-term performance of the Company and is subjective with no particular emphasis being placed on any one factor. During 1999, options were granted under Dallas Semiconductor's 1993 Officer and Director Stock Option Plan to Messrs. Alan P. Hale and Jack von Gillern covering 80,000 and 100,000 shares of Common Stock, respectively. No other executive officer of the Company was granted a stock option during 1999. No stock appreciation rights were granted during 1999 to the Company's executive officers.

         Beginning in 1994, certain executive officers of the Company became subject to the $1 million limitation on deductibility of compensation under
Section 162(m) of the Internal Revenue Code. The Compensation Committee anticipates that a substantial portion of each executive's compensation will be "qualified performance-based compensation," which is not limited under Section 162(m). The Compensation Committee, therefore, does not anticipate any executive officer's compensation to exceed the limitation on deductibility.

                                            COMPENSATION COMMITTEE


                                            Carmelo J. Santoro (Chairman)
                                            Richard L. King
                                            M. D. Sampels

                             STOCK PERFORMANCE GRAPH

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, S&P 500 INDEX & S&P SEMICONDUCTOR INDEX

         The graph below shows the five-year cumulative total stockholder return for the Company at December 31 of each of the last five years to the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's Electronics (Semiconductors) Index ("S&P Semi Index") assuming a $100 investment made on December 31, 1994 and reinvestment of all dividends. The Company's fiscal year ends on the Sunday closest to December 31 of each year. This table uses December 31 as the comparison point for each year. The stockholder return shown on the following graph is not necessarily indicative of future stock performance.

                              [PERFORMANCE GRAPH]

                            1994      1995        1996      1997      1998      1999
--------------------------------------------------------------------------------------
Dallas Semiconductor         100      125.45     139.87     248.78    249.92   396.94
S&P 500                      100      137.58     169.17     225.60    290.08   351.12
S&P SEMI INDEX               100      136.65     213.24     228.60    383.04   600.93

The companies included in the S&P Semi Index are: Adaptec, Inc., Advanced Micro Devices, Inc., Analog Devices, Conexant Systems Inc., Intel Corporation, LSI Logic Corporation, Micron Technology, Inc., National Semiconductor Corporation, Texas Instruments Incorporated and Xilinx, Inc.

               ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING
                            AND STOCKHOLDER PROPOSALS


         VOTING ON OTHER PROPOSALS. Other than the three proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, C.
V. Prothro, Dallas Semiconductor's Chairman, President and CEO, and Chao C. Mai, the Company's Senior Vice President, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

         SHARES ENTITLED TO VOTE. Each share of our Common Stock outstanding as of the close of business on March 9, 2000, the Record Date, is entitled to one vote at the Annual Meeting. On the Record Date, we had 59,940,748 shares of Common Stock issued and outstanding. Stockholders have no cumulative voting rights.

         QUORUM REQUIREMENT FOR MEETING. The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

         TABULATION OF VOTES. A representative of ChaseMellon Shareholder Services, LLC, Dallas Semiconductor's transfer agent, will tabulate the votes and act as the inspector of election.

         CONFIDENTIALITY OF VOTE. Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Dallas Semiconductor or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to Dallas Semiconductor's management.

         RESPONSIBILITY FOR COST OF PROXY SOLICITATION. Dallas Semiconductor will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. We also have retained ChaseMellon Shareholder Services, LLC to assist us in the distribution of proxy materials and the solicitation of votes. We will pay ChaseMellon a fee of $4,500 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

         STOCKHOLDER PROPOSALS. You may submit proposals for consideration at future stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in Dallas Semiconductor's proxy statement for next year's annual meeting, presently proposed to be held on April 24, 2001, the written proposal must be received by Dallas Semiconductor no later than November 17, 2000. Any such proposal also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, pursuant to our By-laws, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by Dallas Semiconductor no later than January 24, 2001, and shall contain such information as required under our By-laws.

         Our By-laws also permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at an annual stockholder meeting, it is necessary that you notify Dallas Semiconductor not fewer than 90 days in advance of the annual meeting of stockholders. Thus, since next year's annual meeting is presently proposed to be held on April 24, 2001, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by Dallas Semiconductor not later than January 24, 2001. In addition, the notice must meet all other requirements contained in our By-laws. If such proposal is timely received by Dallas Semiconductor and is in accordance with our By-laws, management's discretion to vote proxies with respect to such proposal will be limited by the provisions of Rule 14a-4, which is one of the proxy rules promulgated by the Securities and Exchange Commission.

         You may contact the Dallas Semiconductor Corporate Secretary at our Company headquarters for a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominating director candidates.

OTHER MATTERS

         All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers and upon Company records. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

         The information contained in Items 7 and 8 of the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 2000, is hereby incorporated by reference. The Company will furnish to any stockholder (including any beneficial owner), without charge, a copy of its Annual Report on Form 10-K, including the attached financial statements and schedules, for the fiscal year ended January 2, 2000, filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, upon written request to Alan P. Hale, Vice President - Finance, 4401 South Beltwood Parkway, Dallas, Texas 75244-3292. A copy of the exhibits to such report will be provided to any stockholder upon written request and payment of a nominal fee.

                                   APPENDIX A

                        DALLAS SEMICONDUCTOR CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

         The following constitute the provisions of the Employee Stock Purchase Plan of Dallas Semiconductor Corporation:

         1. PURPOSE. The purpose of the Plan is to provide Employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under section 423 of the Code (as defined below). The provisions of the Plan shall be construed accordingly, so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. DEFINITIONS.

            (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Common Stock" shall mean the common stock, $.02 par value per share, of the Company.

            (e) "Committee" shall mean the committee appointed pursuant to PARAGRAPH 11.

            (f) "Company" shall mean Dallas Semiconductor Corporation, a Delaware corporation, or any successor which adopts this Plan.

            (g) "Compensation" shall mean all base straight-time earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses or other compensation.

            (h) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence that meets the requirements of PARAGRAPH 9(b).

            (i) "Designated Subsidiary" shall mean any Subsidiary that has adopted the Plan in accordance with PARAGRAPH 29.

            (j) "Eligible Employee" shall have the meaning defined in PARAGRAPH 3(a).

            (k) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and for more than five (5) months in the calendar year by an Employer, provided, however, that no individual shall be considered an Employee for purposes of this Plan if a country's law prohibits the granting of options under this Plan to individuals who are citizens of that country. The determination of whether an individual is an Employee for purposes of this Plan shall be made in accordance with the rules under Section 3401(c) of the Code and the Treasury Regulations thereunder.

            (l) "Employer" shall mean the Company and each of its Designated Subsidiaries.

            (m) "Enrollment Agreement" shall have the meaning defined in PARAGRAPH 4(a).

            (n) "Exercise Date" shall mean the last day of each Offering Period.

            (o) "Exercise Price" shall have the meaning as defined in PARAGRAPH 6(b).

            (p) "Grant Date" shall mean the first day of each Offering Period.

            (q) "Offering Period" shall mean that period to be determined by the Committee beginning on the date Eligible Employees are offered the opportunity to purchase Shares hereunder. The first Offering Period shall begin on November 1, 1999 and shall end on April 30, 2000. Until changed by the Committee, in its sole and absolute discretion, a new Offering Period shall begin on the first day of each six calendar month period beginning on each May 1 and November 1 of a calendar year and shall end on the end of such six month period.

            (r) "Participant" shall mean an Eligible Employee who has elected to participate herein by authorizing payroll deductions pursuant to PARAGRAPH 4.

            (s) "Payroll Deduction Account" shall mean the separate account maintained hereunder to record the amount of a Participant's Compensation that has been withheld pursuant to PARAGRAPH 5.

            (t) "Plan" shall mean the Dallas Semiconductor Corporation Employee Stock Purchase Plan.

            (u) "Share" shall mean a share of Common Stock.

            (v) "Subsidiary" shall mean a corporation, domestic or foreign, of which, at the time of the granting of the option pursuant to PARAGRAPH 6, not less than fifty percent (50%) of the total combined voting power of all classes of stock are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3. ELIGIBILITY.

            (a) General Rule. Any Employee on a Grant Date shall be an "Eligible Employee" eligible to participate during the Offering Period beginning on such Grant Date, subject to the requirements of PARAGRAPH 4(a) and the limitations imposed by section 423(b) of the Code.

            (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be an Eligible Employee if:

                (i) Immediately after the Grant Date, such Employee would own stock (including any stock he may be deemed to acquire assuming his outstanding options were exercised and any stock which would be attributed to such Employee by application of section 424(d) of the
         Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary computed in accordance with section 423(b)(3) of the Code; or

                (ii) Such option would give such Employee a right to purchase stock under all employee stock purchase plans (described in section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, in accordance with the provisions of section 423(b)(8) of the Code.

         4. PARTICIPATION.

            (a) An Eligible Employee may become a Participant in the Plan by completing an Enrollment Agreement authorizing payroll deductions, in a form substantially similar to EXHIBIT A attached to this Plan ("Enrollment Agreement"), and filing it with the Company's Human Resources Department five
(5) business days prior to the applicable Grant Date, unless a later time for filing the Enrollment Agreement is set by the Committee for all Eligible Employees with respect to a given Offering Period. A

Participant's Enrollment Agreement will remain in effect for all subsequent Offering Periods under which the Participant remains an Eligible Employee, until changed by the Participant. A change in an Enrollment Agreement will be treated as a new Enrollment Agreement subject to the provisions hereof.

            (b) Payroll deductions for a Participant shall commence with the first payroll check date following the Grant Date and shall end on the last payroll check date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in PARAGRAPH 9.

            (c) An Eligible Employee who does not authorize a payroll deduction by timely completing and filing an Enrollment Agreement for an Offering Period waives his right to participate for such Offering Period. The Employee's waiver of participation is effective for only the Offering Period to which it relates and shall be irrevocable with respect to such Offering Period. Except as otherwise provided in this Paragraph, an Employee's waiver of participation for a specified Offering Period shall not, in and of itself, adversely impact the right of such Employee to participate in the Plan during any subsequent Offering Periods except those Offering Periods with respect to which he waives participation in accordance with the provisions of this Paragraph.

         5. PAYROLL DEDUCTIONS.

            (a) At the time a Participant files his or her Enrollment Agreement, such Participant shall elect to have payroll deductions (in whole percentage increments) made on each pay date during the Offering Period in an amount of not less than one percent (1%) nor more than twenty percent (20%) of the Compensation which he or she receives on each pay date during the Offering Period.

            (b) All payroll deductions made by a Participant shall be credited to his or her Payroll Deduction Account under the Plan. No interest shall accrue on the payroll deductions in a Participant's Payroll Deduction Account in the Plan.

            (c) No changes in the rate of payroll deductions during an Offering Period other than a withdrawal pursuant to PARAGRAPH 9 are permitted.

         6. GRANT OF OPTION.

            (a) On the Grant Date of each Offering Period during the term of the Plan each Participant in such Offering Period shall be granted an option to purchase up to a number of Shares determined by dividing the percentage of such Participant's Compensation specified in the Participant's applicable Enrollment Agreement by the Exercise Price; provided, however, that the number of Shares subject to such option shall be reduced, if necessary, to a number of shares which would not exceed the limitations described in PARAGRAPH 3(b) or PARAGRAPH 10(a) hereof. The fair market value of a Share shall be determined as provided in PARAGRAPH 6(b).

            (b) The "Exercise Price" per Share offered in a given Offering Period shall be determined by the Committee but shall not be less than the lower of: (i) eight-five percent (85%) of the fair market value of a Share on the Grant Date, or (ii) eighty-five percent (85%) of the fair market value of a Share on the Exercise Date. The fair market value of a Share on a given date shall be the closing price of such Share as reported by the New York Stock Exchange or reported on such other national exchange as it may, from time to time, be reported on, on such date (or if there shall be no trading on such date, then on the first previous date on which there is such trading), unless the Shares cease to be traded on a national exchange. If the Shares cease to be traded on a national exchange, fair market value shall be determined by the Committee in its discretion consistent with section 423 of the Code or the regulations thereunder.

            (c) All grants made hereunder shall be deemed to have been made on the applicable Grant Date.

         7. EXERCISE OF OPTION. The Participant's option for the purchase of Shares will be exercised automatically on the Exercise Date of each Offering Period, and the maximum number of Shares subject to such option will be purchased for such Participant at the applicable Exercise Price with the payroll deductions accumulated in his or her Payroll Deduction Account, unless prior to such Exercise Date the Participant has withdrawn from the Offering Period as provided in PARAGRAPH 9. During a Participant's lifetime a Participant's option to purchase Shares hereunder is exercisable only by such Participant. Any amount remaining in the Participant's Payroll Deduction Account after the Offering Period shall be held in the Payroll Deduction Account until the next Offering Period, unless the Offering Period has been oversubscribed or has terminated, in which case such amount shall be refunded to the Participant.

         The Board may, in its discretion, require a Participant to pay to the Company at the time of exercise of an option (or portion of an option) the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise. If the exercise of an option does not give rise to an obligation to withhold Federal income or other taxes on the date of exercise, the Company may, in its discretion, require a Participant to place Shares purchased under the option in escrow for the benefit of the Company until such time as Federal income or other tax withholding is no longer required with respect to such Shares or until such withholding is required on amounts included in the gross income of the Participant as a result of the exercise of an Option or the disposition of Shares acquired pursuant to the exercise. At such later time, the Company, in its discretion, may require a Participant to pay to the Company the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise of the option or the disposition of Shares. Upon receipt of such payment by the Company, such Shares shall be released from escrow to the Participant.

         8. DELIVERY. As soon as practicable after the Exercise Date, the Committee shall arrange the delivery to each Participant who requests it, or to his account at a brokerage firm, of a certificate representing the Shares purchased upon exercise of his or her option.

         9. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

            (a) A Participant may withdraw all, but not less than all, of the payroll deductions credited to his or her Payroll Deduction Account and not yet used toward the exercise of his or her option under the Plan at any time by giving a minimum of five (5) business days written notice to the Committee on such form as the Committee shall designate and which shall be obtainable from the Company's Human Resources Department. All of the Participant's payroll deductions credited to his or her Payroll Deduction Account that have not yet been used to purchase Shares will be paid to such Participant as soon as practicable after receipt of his or her notice of withdrawal. No interest will be owed or paid on amounts withdrawn pursuant to this Paragraph. A withdrawal of a Participant's Payroll Deduction Account shall terminate the Participant's participation for the Offering Period in which the withdrawal occurs. No further payroll deductions for the purchase of Shares will be made during the Offering Period.

            (b) Upon termination of the Participant's Continuous Status as an Employee for any reason, he or she will be deemed to have elected to withdraw from the Plan, the payroll deductions credited to his or her Payroll Deduction Account will be returned to such Participant and his or her option will be canceled. Notwithstanding the preceding, a Participant who goes on a leave of absence shall be permitted to remain in the Plan with respect to an Offering Period which commenced prior to the beginning of his or her leave of absence. If such Participant is not guaranteed reemployment by contract or statute and the leave of absence exceeds ninety (90) days, such Participant shall be deemed to have terminated employment for purposes of the Plan on the ninety-first (91st) day of such leave of absence.

            (c) Payroll deductions for a Participant on a paid leave of absence will continue at the same rate as in effect prior to such leave and the Participant's option for the purchase of Shares will be automatically exercised pursuant to PARAGRAPH 7. Payroll deductions for a Participant on an unpaid leave of absence will cease as of the first day of the leave of absence but will resume upon the Participant's return to work at the same rate as in effect prior to such leave and the Participant's option for the purchase of Shares will be automatically exercised pursuant to PARAGRAPH 7. In the event either a paid or unpaid leave of absence begins in one Offering Period and ends in a subsequent Offering Period, the Participant shall not be permitted to re-enter the Plan until a new Enrollment Agreement is filed with respect to the Offering Period which commences after such Participant has returned to work from the leave of absence. A Participant may elect to withdraw from the Plan pursuant to PARAGRAPH 9(a), at the beginning of either a paid or unpaid leave of absence.

            (d) A Participant's withdrawal from one Offering Period will result in the ineligibility of the Participant to again participate in that Offering Period but will not have any effect upon his or her eligibility to participate in any subsequent Offering Period or any similar plan which may hereafter be adopted by the Company.

        10. SHARES.

            (a) The maximum number of Shares which shall be made available for sale under the Plan shall be 200,000 Shares, subject to adjustment upon changes in capitalization of the Company as provided in PARAGRAPH 16. Either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired by the Employer may be made subject to purchase under the Plan, in the sole and absolute discretion of the Committee. Further, if for any reason any purchase of any Shares under the Plan is not consummated, Shares subject to such Enrollment Agreement may be subjected to a new Enrollment Agreement under the Plan. If, on the Exercise Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Company shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the Shares which each Participant shall be allowed to purchase. Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue Shares hereunder if, in the opinion of counsel for the Company, such issuance would constitute a violation of federal or state securities laws.

            (b) The Participant will have no interest or voting right in Shares covered by his or her option until such option has been exercised and the Shares have been issued or transferred to the Participant.

            (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the prior written request of the Participant, in the names of the Participant and his or her spouse.

        11. ADMINISTRATION. The Plan shall be administered by a Committee appointed by the Board. Such Committee shall have all powers with respect to the Plan, except for amending or terminating the Plan as set forth in PARAGRAPH 17 hereof.

            (a) Each member of the Committee shall serve until his successor is appointed. Any member of the Committee may be removed at any time by the Board, with or without cause, which shall have the power to fill any vacancy which may occur. A Committee member may resign by giving thirty (30) days written notice to the Company.

            (b) The members of the Committee shall serve without compensation for services as such, but the Company shall pay all expenses of the Committee.

            (c) The Committee shall have the following powers and duties:

                (1) To direct the administration of the Plan in accordance with the provisions herein set forth;

                (2) To adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

                (3) To determine all questions with regard to rights of Employees and Participants under the Plan, including, but not limited to, the eligibility of an Employee to participate in the Plan;

                (4) To enforce the terms of the Plan and the rules and regulations it adopts;

                (5) To direct the distribution of the Shares purchased hereunder;

                (6) To furnish the Employer with information which the Employer may require for tax or other purposes;

                (7) To engage the service of counsel (who may, if appropriate, be counsel for an Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

                (8) To prescribe procedures to be followed by Participants in electing to participate herein;

                (9) To receive from each Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

                (10) To maintain, or cause to be maintained, separate accounts in the name of each Participant to reflect the Participant's Payroll Deduction Account under the Plan; and

                (11) To interpret and construe the Plan.

        12. DESIGNATION OF BENEFICIARY.

            (a) A Participant may file a written designation of a beneficiary (as indicated in the Enrollment Agreement or otherwise) who is to receive any Shares under the Plan in the event of such Participant's death subsequent to the Exercise Date on which an option is exercised but prior to the issuance of such Shares. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the

Participant's Payroll Deduction Account under the Plan in the event of such Participant's death prior to the Exercise Date of the option.

        Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan, the Committee shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company or Committee), the Committee, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

        13. TRANSFERABILITY. Any rights with regard to the exercise of an option to receive Shares under the Plan, may not be assigned, transferred, pledged or otherwise disposed of in any way except as provided in PARAGRAPH 12 by the Participant. Furthermore, payroll deductions credited to Participants' Payroll Deduction Accounts may not be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in PARAGRAPH 12) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Committee may treat such transfer as an election to withdraw funds in accordance with PARAGRAPH 9.

        14. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        15. REPORTS. Individual Payroll Deduction Accounts will be maintained for each Participant in the Plan. Statements for Participants' Payroll Deduction Accounts will be given to Participants as soon as practicable following an Exercise Date, and such statements will set forth the amount of payroll deductions, the per Share purchase price and the number of Shares purchased.

        16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If an option under this Plan is exercised subsequent to any stock split, spinoff, recapitalization, reorganization, reclassification, merger, consolidation, exchange of Shares, or the like occurring after such option was granted, as a result of which shares of any class of stock shall be issued in respect of the outstanding Shares, or Shares shall be changed into a different number of the same or another class or classes, the number of Shares to which such option shall be applicable and the Exercise Price for such Shares shall be appropriately adjusted by the Company. Any such adjustment, however, in the Shares shall be made without change in the total price applicable to the portion of the Shares purchased hereunder which has not been fully paid for, but with a corresponding adjustment, if appropriate, in the Exercise Price for the Shares.

        In the event of the proposed dissolution or liquidation of the Company or upon a proposed reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a proposed sale of substantially all of the property or stock of the Company to another corporation, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and the holder of each option then outstanding under the Plan will thereafter be entitled to receive, upon the exercise of such option, as nearly as reasonably may be determined, the cash, securities, and/or property which a holder of one Share was entitled to receive upon and at the time of such transaction for each Share to which such option shall be exercised. The Board shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Paragraph shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities, and/or property as to which such holder of such option might thereafter be entitled to receive.

        17. AMENDMENT OR TERMINATION. The Board may at any time and for any reason terminate or amend the Plan. Except as specifically provided in the Plan, no such termination can affect options previously granted. Except as specifically provided in the Plan or as required to obtain a favorable ruling from the Internal Revenue Service or to comply with tax or securities law, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 under the Act or section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such manner and to such a degree as required.

        18. NOTICES. All notices or other communications by a Participant to the Company or Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

        19. STOCKHOLDER APPROVAL. Commencement of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Notwithstanding any provision to the contrary, failure to obtain such stockholder approval shall void the Plan, any options granted under the Plan, any Share purchased pursuant to the Plan, and all rights of all Participants.

        20. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        21. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under PARAGRAPH 17.

        22. NO RIGHTS IMPLIED. Nothing contained in this Plan or any modification or amendment to the Plan or in the creation of any Payroll Deduction Account, or the execution of any Enrollment Form, or the issuance of any Shares, shall give any Employee or Participant any right to continue employment, any legal or equitable right against the Employer or Company or any officer, director, or Employee, except as expressly provided by the Plan.

        23. SEVERABILITY. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

        24. WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice.

        25. SUCCESSORS AND ASSIGNS. The Plan shall be binding upon all persons entitled to purchase Shares under the Plan, their respective heirs, legatees, and legal representatives and upon the Employer, its successors and assigns.

        26. HEADINGS. The titles and headings of the Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

         27. GOVERNING LAW. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal statute. The obligation of the Employer to sell and deliver Shares under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Shares.

        28. NO LIABILITY FOR GOOD FAITH DETERMINATIONS. Neither the members of the Board nor any member of the Committee (nor their delegates) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it, and members of the Board and the Committee (and their delegates) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

        29. PARTICIPATING EMPLOYERS. This Plan shall constitute the employee stock purchase plan of the Company and each Designated Subsidiary. A Designated Subsidiary may adopt and participate in this Plan beginning as of the next Grant Date, provided the Board has consented to such Designated Subsidiary's participation. A Designated Subsidiary may withdraw from the Plan as of any Grant Date by giving written notice to the Board, and such notice must be received by the Board at least 30 days prior to such Grant Date.

        30. NO GUARANTEE OF INTERESTS OR TAX TREATMENT. Neither the Committee nor the Company guarantees the Common Stock from loss or depreciation. Neither the Committee nor the Company guarantees favorable tax treatment for the purchase of Shares hereunder.

        31. PAYMENT OF EXPENSES. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

        IN WITNESS WHEREOF, this Employee Stock Purchase Plan has been executed effective this 20th day of October, 1999.

                                            DALLAS SEMICONDUCTOR CORPORATION


ATTEST:                                     By: /s/ C. V. Prothro
                                                --------------------------------
/s/ Marla K. Suggs                          Its:  President and CEO
-------------------------------
 Secretary

                                                                      APPENDIX B



                        DALLAS SEMICONDUCTOR CORPORATION

                            1993 OFFICER AND DIRECTOR
                          STOCK OPTION PLAN, AS AMENDED


        1. Purpose. The Dallas Semiconductor Corporation 1993 Officer and Director Stock Option Plan (the "Plan") is intended to advance the interests of Dallas Semiconductor Corporation, a Delaware corporation (the "Company"), and its stockholders, by encouraging and enabling selected officers, directors and employees, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock. It is intended that options which do not qualify for treatment as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder (collectively the "Code"), may be granted under the Plan.

        2. Definitions.

           (a) "Board" means the Board of Directors of the Company or a Committee of the Board to whom its authority has been delegated.

           (b) "Change of Control" means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a Change of Control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the effective date of the Plan, as hereby amended), individuals who at the beginning of such period constitute the Board and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, except that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 15% of the combined voting power of the Company's then outstanding securities shall not constitute a Change of Control of the Company; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (v) the election of any person other than C. V. Prothro as Chief Executive Officer of the Company.

           (c) "Common Stock" means the Company's Common Stock, $.02 par value per share.

           (d) "Date of Grant" means the date on which an Option is granted under the Plan, which will be the date the Board authorizes the Option unless the Board specifies a later date.

           (e) "Date of Exercise" means the date on which an Option is validly exercised pursuant to the Plan.

           (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (g) "Fair Market Value" of the Company's Common Stock means, as long as the Company's Common Stock is traded on the New York Stock Exchange, the closing price of such stock on the New York Stock Exchange on such date (or if such date is not a trading day, on the last trading day immediately preceding such date) or, if not so traded, on the NASDAQ National Market System or another national exchange upon which the Company's Common Stock is traded or as otherwise determined by the Board, based on any reasonable valuation method.

           (h) "Option" means an option granted under the Plan.

           (i) "Optionee" means a person to whom an Option, which has not expired, has been granted under the Plan.

           (j) "Successor" means the legal representative of the estate of a deceased optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of an Optionee.

           (k) "Stock Option Agreement" means the agreement between the Company and the Optionee, in such form as may from time to time be adopted by the Board, under which the Optionee may purchase Common Stock pursuant to the terms of an Option granted under the Plan.

        3. Administration and Interpretation of Plan. The Plan shall be administered by the Board. The Board shall have full and final authority in its discretion, subject to the provisions of the Plan: (i) to determine the individuals to whom, and the time or times at which, Options shall be granted and the number of shares of Common Stock covered by each Option; (ii) to construe and interpret the Plan; and (iii) to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations by the Board shall be final and conclusively binding for all purposes and upon all persons.

        4. Common Stock Subject to Options. The maximum number of shares of the Company's Common Stock which may be issued upon the exercise of Options granted under the Plan is 6,600,000, increased on and as of January 1 of each calendar year from and including January 1, 1994, by a number of shares equal to one-percent (1%) of the number of shares of Common Stock outstanding on December 31 of the preceding year; subject to adjustment by the Board to reflect, as deemed appropriate by the Board, any stock dividend, stock split, reverse stock split, share combination, reorganization, recapitalization or the like, of or by the Company. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the open market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be canceled or surrendered without having been exercised in full, the shares subject to such Option, but not purchased thereunder, shall again be available for Options to be granted under the Plan.

        5. Participants. Options may be granted under the Plan to any person who is an officer or director of the Company or an employee of the Company designated by the Board whose responsibilities, as determined by the Board, are functionally equivalent to those of the Company's officers.

        6. Terms and Conditions of Options. Any Option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the Optionee. Such agreement shall be subject to the following limitations and conditions:

           (a) Option Price. The option price per share with respect to each Option shall be determined by the Board but in no instance shall the option price for an Option be less than 100% of the Fair Market Value of a share of the Common Stock on the Date of Grant.

           (b) Payment of Option Price. Full payment for shares purchased upon exercising an Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or by check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the Fair Market Value of such shares on the Date of Exercise of the Option.

           (c) Term of Option. The expiration date of each Option shall not be more than ten (10) years from the Date of Grant.

           (d) Vesting of Stockholder Rights. Neither an Optionee nor his Successor shall have any of the rights of a stockholder of the Company until the certificate or certificates evidencing the shares purchased pursuant to the exercise of an Option are properly delivered to such Optionee or his Successor.

           (e) Exercise of an Option. Each Option shall be exercisable at any time, and from time to time, and in no particular order if the Optionee holds more than one Option, throughout a period commencing on or after the Date of Grant, as specified by the Board, and ending upon the earliest of the expiration, cancellation, surrender or termination of the Option. Furthermore, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the report to, or consent or approval of, the Company's stockholders or any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

           (f) Tax Offset Bonus. The Board may grant a Tax Offset Bonus to such Optionees and on such bases as the Board shall determine, and a provision relating thereto shall be included in the stock option agreement. A Tax Offset Bonus may be granted concurrently with or after the grant of an Option. A Tax Offset Bonus shall entitle an Optionee to receive from the Company an amount in cash no greater than the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individuals multiplied by the amount of ordinary income, if any, realized by the Optionee for Federal income tax purposes as a result of the exercise of the Option. The Board may cancel or place a limit on the term of, or the amount payable for, any Tax Offset Bonus at any time. The Board shall determine all other terms and provisions of any Tax Offset Bonus grant. The Company shall not be required to fund such Tax Offset Bonus prior to the due date for such taxes, and the proceeds of such Tax

        Offset Bonus shall be advanced to the Optionee in the form of a check payable to the Internal Revenue Service for the account of the Optionee or such other method as the Board may determine. The Board shall have the right to require an Optionee to present reasonable proof of the amount of such taxes as a condition precedent to the making of such payment. The Company shall be under no obligation of any nature to grant any Tax Offset Bonus to any Optionee at any time.

           (g) Company Loans. The Company may make stock purchase loans in connection with Option exercises upon the following terms and conditions:

               (i) Upon the exercise by an Optionee of an Option, or any part thereof, and the Optionee's request for a loan pursuant hereto, the Company, upon approval by the Board, may loan said Optionee, for the sole purpose of purchasing Common Stock from the Company pursuant to the exercise of such Option, an amount equal to the excess of the exercise price of the Option over the aggregate par value of the Common Stock which the Optionee has elected to purchase pursuant to such exercise; provided, however, that the Optionee shall execute concurrently a promissory note in form satisfactory to the Board for such amount payable to the order of the Company;

               (ii) The Company shall have no obligation to make any loan to any Optionee at any time;

               (iii) The promissory note referenced hereinbefore shall provide for interest to be payable upon the outstanding principal balance thereof at such rate and times as the Board may determine. Such note shall also provide that the Board may require the Optionee to secure the payment thereof at any time with collateral deemed adequate by the Board in its sole discretion. Such note shall mature, and all outstanding principal and interest shall become immediately due and payable in installments or in lump sum at such time or times as the Board shall provide. The note will provide for prepayment of principal and accrued interest in whole or in part from time to time without premium or penalty and may be extended or modified, from time to time, at the Board's discretion. The note shall provide for acceleration of maturity by the Company upon the happening of any events determined appropriate by the Board.

           (h) Transferability of Option. Other than by will or by laws of descent and distribution, an option granted under the Plan shall be transferable or assignable by an Optionee only if and under terms and conditions approved by the Board in its sole discretion. No Option or the shares covered thereby shall be pledged or hypothecated in any way and no Option or the shares covered thereby shall be subject to execution, attachment, or similar process except with the prior express written consent of the Board.

           (i) Termination of Employment or Directorship. Unless otherwise specified by the Board, upon termination of an Optionee's employment with the Company for any reason other than retirement, permanent disability or death, or upon removal of a non-employee director of the Company from office, any and all outstanding Option(s) of such Optionee shall immediately thereupon be null and void. Unless otherwise specified by the Board, upon termination of an Optionee's employment with the Company by reason of his retirement or permanent disability, but excluding his death, his option privileges shall be limited to the shares which were immediately purchasable by him at the date of its expiration or three (3) months after the date of such termination, whichever occurs first. Upon the resignation or retirement of a non-employee director who has served as a director of the Company for more than three (3) years, any unvested options shall immediately accelerate, so that all unexercised options shall become immediately exercisable, and such option privileges will expire unless exercised by him or (in the event of his subsequent death) his Successor, on or before the date any such Option expires by its own terms. Upon the resignation or retirement of a non-employee director who has served as a director of the Company for less than three (3) years, such Optionee or (in the event of his subsequent death) his Successor, will be entitled to exercise all unexercised option privileges exercisable by the Optionee at the time of his resignation or retirement on or before the date any such Option expires by its own terms. Neither the adoption of this Plan nor the grant of an Option to an eligible person shall alter in any way the Company's rights to terminate such person's employment or directorship at any time with or without cause nor does it confer upon such person any rights or privileges to continued employment, or any other rights and privileges, except as specifically provided in the Plan.

           (j) Death of Optionee. Unless otherwise specified by the Board, if an Optionee (other than a non-employee director) dies while in the employ of the Company, his option privileges shall be limited to the shares which were immediately purchasable by him at the date of death and such option privileges shall expire unless exercised by his Successor prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first. If a non-employee director who is an Optionee dies while a director of the Company, any vesting of his option privileges shall immediately accelerate, so that all unexercised option privileges shall become immediately exercisable, and such option privileges shall expire unless exercised by his Successor, on or before the such option expires by its terms.

           (k) Other Terms. Each Stock Option Agreement may contain such other provisions as the Board in its discretion may determine, including, without limitation:

               (i) any provision which shall condition the exercise of all or part of an Option upon such matters as the Board may deem appropriate (if any) such as the passage of time, or the attainment of certain performance goals, appropriate to reflect the contribution of the Optionee to the performance of the Company;

               (ii) any provision which shall accelerate the exercisability of an Option upon the occurrence of a Change of Control or under such other circumstances as the Board may deem appropriate in spite of any provision contained in an Option pursuant to clause (i) above or otherwise; and

               (iii) the manner in which an Option is to be exercised.

         7. Allotment of Shares. The Board shall, in its discretion, determine the number of shares of Common Stock to be offered from time to time by grant of Options to officers, directors and other selected employees of the Company as provided in Section 5, provided that during any three-year period, options may not be granted under this Plan for an aggregate number of shares of Common Stock in excess of 2,500,000 shares, in the case of the Company's chief executive officer, and 1,000,000 shares, in the case of any other officer, subject to adjustment by the Board to reflect, as deemed appropriate by the Board, any stock dividend, stock split, reverse stock split, share combination, reorganization or the like, of or by the Company. The grant of an Option shall not be deemed either to entitle the Optionee to, or disqualify the Optionee from, participation in any other grant of options under this Plan or any other stock option plan of the Company.

         8. Adjustments. The number of shares of Common Stock covered by each outstanding Option granted under the Plan and the option price shall be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, reverse stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on all Optionees.

         9. Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changed in accordance herewith, the Company and each Optionee shall specify as its and his address for receiving notices the address set forth in the option agreement pertaining to the shares to which such notice relates.

         10. Amendment or Discontinuance. This Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, provided that the Board may not, except as expressly provided in the Plan, increase the aggregate number of shares which may be issued under Options granted pursuant to the Plan, materially amend the eligibility requirements of the Plan or materially increase the benefits which may accrue to participants under the Plan, without such approval (if any) as may be required by applicable law or the requirements of any national stock exchange upon which the Company's Common Stock is traded.

         11. Effect of the Plan. Neither the adoption of this Plan nor any action of the Board shall be deemed to give any officer, director or employee any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein.

         12. Stock Split. The share numbers set forth in Sections 4 and 7 hereof have been adjusted to reflect the two-for-one split of the Company's Common Stock in the form of a 100% stock dividend, declared by the Board of Directors on January 25, 2000, and distributable on February 28, 2000, to stockholders of record on February 7, 2000. Such share numbers are subject to further adjustment as provided for in said Sections.

                                                            NO. OF SHARES ______

                                      PROXY

                        DALLAS SEMICONDUCTOR CORPORATION
                           4401 SOUTH BELTWOOD PARKWAY
                            DALLAS, TEXAS 75244-3292

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2000

     The undersigned hereby appoints C.V. Prothro and Chao C. Mai, and each of them severally, as their proxies with full power of substitution and resubstitution for and in the name, place and stead of the undersigned to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the Annual Meeting of Stockholders to be held at the office of the Company located at 4401 South Beltwood Parkway, Dallas, Texas, at 8:30 a.m., local time, on April 25, 2000, and at any adjournments or postponements thereof, as specified below:


1.  ELECTION OF DIRECTORS:                                    C. V. Prothro, Chao C. Mai, Michael L. Bolan,
                                                              Richard L. King, M. D. Sampels, Carmelo J. Santoro
         FOR all nominees           WITHHOLD
         listed to the right        AUTHORITY                 (INSTRUCTION:  To withhold authority to vote for any
         (except as marked          to vote for all nominees  individual nominee, write that nominee's name on the
         to the contrary)           listed at right           line below.)

             [ ]                       [ ]


       ----------------------------------------------

2.   PROPOSAL TO APPROVE THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN:

               [ ]   FOR              [ ]  AGAINST           [ ]  ABSTAIN


3. PROPOSAL TO APPROVE THE COMPANY'S 1993 OFFICER AND DIRECTOR STOCK OPTION PLAN, AS AMENDED:

               [ ]   FOR              [ ]  AGAINST           [ ]  ABSTAIN

4. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxies) are authorized to vote upon such other business as may properly come before the Annual Meeting.

              PLEASE SIGN AND DATE ON REVERSE SIDE OF THIS PROXY.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES FOR DIRECTOR, FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3, AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM NO. 4.


                                   THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE
                                   NOTICE OF THE ANNUAL MEETING AND PROXY
                                   STATEMENT DATED MARCH 17, 2000.

                                   PLEASE DATE THIS PROXY AND SIGN YOUR NAME
                                   EXACTLY AS IT APPEARS HEREON. WHEN THERE IS
                                   MORE THAN ONE OWNER, EACH SHOULD SIGN. WHEN
                                   SIGNING AS AN ATTORNEY, ADMINISTRATOR,
                                   EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE ADD
                                   YOUR TITLE AS SUCH. IF A CORPORATION, THE
                                   PROXY SHOULD BE SIGNED IN THE FULL CORPORATE
                                   NAME BY A DULY AUTHORIZED OFFICER. IF A
                                   PARTNERSHIP OR OTHER ENTITY, PLEASE SIGN IN
                                   THE PARTNERSHIP'S OR OTHER ENTITY'S NAME BY
                                   AN AUTHORIZED PERSON.

                                   PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                   Dated:________________________, 2000



                                   ------------------------------------
                                   Signature



                                   ------------------------------------
                                   Title